Exhibit 99.2
WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS
SEPTEMBER 30, 2009 AND 2008

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD.
AND SUBSIDIARIES
CONTENTS

PAGES 1-2	CONDENSED CONSOLIDATED BALANCE SHEETS AS OF SEPTEMBER 30, 2009 (UNAUDITED) AND JUNE 30, 2009

PAGE 3	CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (UNAUDITED)

PAGES 4-5	CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (UNAUDITED)

PAGES 6-27	NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (UNAUDITED)

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
ASSETS

	September 30,	June 30,
	2009	2009
	(Unaudited)
CURRENT ASSETS
Cash and cash equivalents	$183,737	$127,576
Accounts receivable, net of allowance for doubtful accounts of $195,960 and $157,642 as of September 30 and June 30, 2009, respectively	53,234,970	37,791,206
Inventories	5,526,509	7,851,133
Notes receivable	891,761	761,165
Prepayments for goods	250,898	374,384
Prepaid expenses and other receivables	43,320	28,101
Due from employees	507,546	103,869
Due from related parties	—	14,584
Deferred taxes	55,145	52,735

Total Current Assets	60,693,886	47,104,753

LONG-TERM ASSETS
Plant and equipment, net	2,811,080	2,740,763
Land use rights, net	960,386	966,020
Construction in progress	296,735	296,239
Deposit for land use right	152,861	152,701
Deferred taxes	131,452	122,772

Total Long-Term Assets	4,352,514	4,278,495

TOTAL ASSETS	$65,046,400	$51,383,248

See accompanying notes to the condensed consolidated financial statements

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND SHAREHOLDERS’ EQUITY

	September 30,	June 30,
	2009	2009
	(Unaudited)
CURRENT LIABILITIES
Accounts payable	$7,196,227	$5,220,636
Other payables	7,628,022	1,525,712
Short-term bank loans	3,056,628	2,758,314
Customer deposits	248,257	313,447
Notes payable	881,934	768,796
Income tax payable	4,163,049	3,424,846
Due to employees	544,658	616,719
Due to related parties	763,400	844,549
Accrued expenses and dividend payable	283,552	364,047

Total Current Liabilities	24,765,727	15,837,066

LONG-TERM LIABILITIES
Notes payable	411,236	132,366

Total Long-Term Liabilities	411,236	132,366

TOTAL LIABILITIES	25,176,963	15,969,432

CONTINGENCIES

SHAREHOLDERS’ EQUITY
Registered capital	116,418	116,418
Additional paid-in capital	981,014	981,014
Retained earnings (the restricted portion is $204,070 at September 30, 2009 and June 30, 2009)	34,643,442	30,216,707
Accumulated other comprehensive income	4,128,563	4,099,677

TOTAL SHAREHOLDERS’ EQUITY	39,869,437	35,413,816

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$65,046,400	$51,383,248

See accompanying notes to the condensed consolidated financial statements

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND
COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)

	2009	2008

REVENUES, NET	$37,634,510	$18,515,433

COST OF GOODS SOLD	31,642,335	16,140,415

GROSS PROFIT	5,992,175	2,375,018

Selling and marketing	433,004	504,790
General and administrative	293,212	296,431

INCOME FROM OPERATIONS	5,265,959	1,573,797

Interest expense, net	(106,323)	(102,140)
Other (expense) income, net	(5,263)	2,972

INCOME BEFORE INCOME TAXES	5,154,373	1,474,629

INCOME TAXES	(727,637)	(457,545)

NET INCOME	4,426,736	1,017,084

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	28,886	81,161

OTHER COMPREHENSIVE INCOME	28,886	81,161

COMPREHENSIVE INCOME	$4,455,622	$1,098,245

See accompanying notes to the condensed consolidated financial statements

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)

	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$4,426,736	$1,017,084
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	58,222	63,869
Provision for doubtful accounts	38,318	7,561
Deferred taxes	(11,090)	41,931
Gain on disposal of fixed assets	—	1,815
Loss on debt restructuring	21,926	—

Changes in operating assets and liabilities (Increase) Decrease In:
Accounts receivable	(15,599,021)	(3,222,860)
Inventories	2,324,624	2,103,663
Prepayments for goods	123,486	(111,686)
Prepaid expenses and other receivables	(15,219)	133,550
Due from employees	(403,676)	98,353

Increase (Decrease) In:
Accounts payable	1,975,591	(2,600,179)
Other payables	6,102,310	88,456
Taxes payable	738,203	416,054
Customer deposits	(65,190)	(764,107)
Due to employees	(72,062)	53,959
Accrued expenses and dividend payable	(80,495)	40,590

Net cash used in operating activities	(437,337)	(2,631,947)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of plant and equipment	(24,986)	(33,841)
Purchases of construction in progress	(186)	(662)
Proceeds from disposal of fixed assets	—	20,169
Repayment of notes receivable	17,382,937	14,860,326
Issuance of notes receivable	(17,512,667)	(11,847,505)
Due to related parties	(81,148)	109,569
Due from related parties	14,584	194,792

Net cash (used in) provided by investing activities	(221,467)	3,302,848

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term loans	2,631,125	291,399
Repayments of short-term loans	(2,335,854)	(584,254)
Repayments of notes payable	(914,715)	(175,649)
Proceeds from notes payable	1,381,530	—
Repayments of long-term debt	(76,505)	—
Dividend paid	—	(355,361)

Net cash provided by (used in) financing activities	$685,581	$(823,865)

See accompanying notes to the condensed consolidated financial statements

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)

	2009	2008

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$26,777	$(152,964)
Effect of exchange rate changes on cash	29,384	51,308
Cash and cash equivalents at beginning of year	127,576	164,435

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$183,737	$62,779

SUPPLEMENTARY CASH FLOW INFORMATION

	2009	2008
Income taxes paid	$5,913	$3,296

Interest paid	$110,229	$116,241

SUPPLEMENTAL NON-CASH DISCLOSURES:
During the three months ended September 30, 2009, accounts receivable with a carrying amount of $116,939 was settled by a fixed asset with a fair value of $95,013, resulting in a loss of $21,926.
See accompanying notes to the condensed consolidated financial statements

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 1 — ORGANIZATION AND PRINCIPAL ACTIVITIES
Weifang Xinde Fuel Injection System Co., Ltd. (“Xinde”) was incorporated under the laws of the People’s Republic of China (“PRC”) on October 29, 2007.
Xinde is an investment holding company. The principal activities of Xinde and its subsidiaries (the “Company”) are the design, development, manufacture, and commercialization of fuel injection pumps, injectors, multi-cylinder diesel engines and small generator units for the PRC and overseas markets.
Details of the Company’s wholly-owned subsidiaries as of September 30, 2009 are as follows:

Place and Date of
Establishment/
Name	Incorporation	Principal activities

Weifang Hengyuan Oil Pump & Oil Fitting Co., Ltd. (“Hengyuan”)	Shandong, PRC December 21, 2001	Design, development, manufacture, and commercializing of fuel injection pump, diesel fuel injection systems and injectors

Weifang Jinma Diesel Engine Co., Ltd. (“Jinma”)	Shandong, PRC September 19, 2003	Manufacture and sale of multi-cylinder diesel engine and small generating units

Weifang Huaxin Diesel Engine Co., Ltd. (“Huaxin”)	Shandong, PRC October 20, 2003	Manufacture and sale of multi-cylinder diesel engine and small generating units
On June 2, 2008 (the “Acquisition Date”), pursuant to the share exchange agreements between Xinde and the shareholders of Hengyuan, Huaxin and Jinma, Xinde purchased 100% of the outstanding shares of Hengyuan, Huaxin and Jinma (the “Acquisition”). As a result of the share exchange, Hengyuan, Huaxin and Jinma became wholly-owned subsidiaries of Xinde. The business of the Company is that of Xinde’s wholly-owned subsidiaries, Hengyuan, Jinma, and Huaxin. Xinde only acts as a holding company over Hengyuan, Jinma and Huaxin, and therefore, no operations or expenses were incurred by Xinde for the three months ended September 30, 2009 and 2008.
Prior to the Acquisition Date, Xinde, Hengyuan, Huaxin and Jinma were under common control through Mr. Liu Dianjun, a 54% shareholder of Xinde, directly or indirectly. Therefore, the Acquisition was defined as combination between entities under common control. The assets acquired and the liabilities assumed from the acquisition were recognized at the carrying book value at the date of acquisition according to ASC 805-10 (formerly Statement of Financial Accounting Standards (“SFAS”) No. 141), and the financial statements of the Company include the operations of the acquired companies as if the Acquisition had occurred on July 1, 2007.
All inter-company accounts and transactions have been eliminated in consolidation.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 2 — BASIS OF PRESENTATION
The Company’s unaudited condensed consolidated financial statements and for the three months ended September 30, 2009 and 2008 have been prepared in accordance with generally accepted accounting principles for interim financial information and pursuant to the requirements for reporting on Rule 8-03 of Regulation S-X. Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.
However, such information reflects all adjustments (consisting solely of normal recurring adjustments), which are, in the opinion of management, necessary for the fair presentation of the consolidated financial position and the consolidated results of operations. Results shown for interim periods are not necessarily indicative of the results to be obtained for a full year. The condensed consolidated balance sheet information as of June 30, 2009 was derived from the audited consolidated financial statements included in the Form 8-K. These interim condensed consolidated financial statements should be read in conjunction with that report.
On July 1, 2009, The Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 105-10 (formerly Statement of Financial Accounting Standards (“SFAS”) No. 168, The FASB Accounting Standards Codification and Hierarchy of Generally Accepted Accounting Principles, a replacement of FASB Statement No. 162). ASC 105-10 establishes the FASB ASC as the source of authoritative accounting principles recognized by the FASB to be applied in preparation of financial statements in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The adoption of this standard had no impact on the Company’s consolidated financial statements.
NOTE 3 — USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the reporting period. Management makes these estimates using the best information available at the time the estimates are made; however actual results when ultimately realized could differ from those estimates.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 4 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(a)	Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(b)	Fair Value of Financial Instruments

ASC 820-10 (formerly SFAS No. 157, Fair Value Measurements) establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy prioritizes the inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market.

These tiers include:
•	Level 1—defined as observable inputs such as quoted prices in active markets;

•	Level 2—defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and

•	Level 3—defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 as of September 30, June 30, 2009 and 2008 are as follows:

			Fair Value Measurements at Reporting Date Using
	Carrying		Quoted Prices in	Significant
	Value as of	Carrying	Active Markets	Other	Significant
	September	Value as of	for Identical	Observable	Unobservable
	30, 2009	June 30,	Assets	Inputs	Inputs
	(Unaudited)	2009	(Level 1)	(Level 2)	(Level 3)
Cash and cash equivalents	$183,737	$127,576	$—	$—	$—

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 4 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
(b)	Fair Value of Financial Instruments (Continued)

Cash and cash equivalents consist primarily of highly rated money market funds at a variety of well-known institutions with original maturities of three months or less. The original cost of these assets approximates fair value due to their short-term maturity.

(c)	Cash and Cash Equivalents

For financial reporting purposes, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents. The Company maintains no bank account in the United States of America.

(d)	Inventories

Inventories are stated at the lower of cost or net realizable value. The cost of raw materials is determined on the basis of weighted average. The cost of finished goods is determined on the weighted average basis and comprises direct materials, direct labor and an appropriate proportion of overhead.

Net realizable value is based on estimated selling prices less any further costs expected to be incurred for completion and disposal.

(e)	Prepayments

Prepayments represent cash paid in advance to suppliers for purchases of raw materials.

(f)	Plant and Equipment

Plant and equipment are carried at cost less accumulated depreciation and amortization. Depreciation is provided over their estimated useful lives, using the straight-line method. Leasehold improvements are amortized over the life of the asset or the term of the lease, whichever is shorter. Estimated useful lives are as follows:

Buildings	30 years
Machinery	10 years
Motor vehicles	5 years
Office equipment	5 years
The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to expense as incurred, whereas significant renewals and betterments are capitalized.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 4 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
(g)	Construction in Progress

Construction in progress represents direct costs of construction or the acquisition cost of buildings or machinery and design fees. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until the assets are completed and ready for their intended use.

(h)	Land Use Rights

According to the laws of China, land in the PRC is owned by the government and cannot be sold to an individual or company. However, the government grants the user a “land use right” to use the land. The land use right granted to the Company is being amortized using the straight-line method over the lease term of fifty years.

(i)	Impairment of Long-Term Assets

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired, pursuant to the guidelines established in ASC 360-10. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from the related operations. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. There was no impairment in 2009 and 2008.

(j)	Revenue Recognition

Revenue represents the invoiced value of goods sold, recognized upon the shipment of goods to customers. Revenue is recognized when all of the following criteria are met:
•	Persuasive evidence of an arrangement exists,

•	Delivery has occurred or services have been rendered,

•	The seller’s price to the buyer is fixed or determinable, and

•	Collectability is reasonably assured.
The majority of the Company’s revenue results from sales contracts with distributors and revenue is recorded upon the shipment of goods. Management conducts credit background checks for new customers as a means to reduce the subjectivity of collectability.

(k)	Retirement Benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to expense as incurred. The retirement benefits expense for the three months ended September 30, 2009 and 2008 are $5,725 and $3,981, respectively and are included in general and administrative expenses.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 4 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
(l)	Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequence attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to be applied to taxable income in the years in which those temporary differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of income in the period that includes the enactment date. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain. Also see Note 14.

(m)	Foreign Currency Translation

The accompanying condensed consolidated financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). Capital accounts of the consolidated financial statements are translated into United States dollars from RMB at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the quarter.

	September 30,	June 30,	September 30,
	2009	2009	2008
Period end RMB : US$ exchange rate	6.8376	6.8448	—
Period average RMB : US$ exchange rate	6.8412	—	6.8635
The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(n)	Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. Comprehensive income includes net income and the foreign currency translation gain.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 4 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
(o)	Segment

The Company operates in one business segment, the design, development, manufacture, and commercialization of fuel injection pumps, injectors, multi-cylinder diesel engines and small generator units mainly in the PRC. The sales of the Company outside of the PRC were insignificant for 2009 and 2008.

(p)	Recent Accounting Pronouncements

Effective January 1, 2009, the FASB issued ASC 810-10 (formerly SFAS No. 160), Noncontrolling Interests in Consolidated Financial Statements. This statement establishes accounting and reporting standards that require the ownership interests in subsidiaries’ non-parent owners be clearly presented in the equity section of the balance sheet; requires the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income; requires that changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently; requires that when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value and the gain or loss on the deconsolidation of the subsidiary be measured using the fair value of any noncontrolling equity; requires that entities provide disclosures that clearly identify the interests of the parent and the interests of the noncontrolling owners. This statement is effective as of the beginning of an entity’s first fiscal year that begins after December 15, 2008. The Company has determined that ASC 810-10 does not materially affect, or is reasonably likely to materially affect its financial statements.

Effective January 1, 2009, the FASB issued ASC 815-10 (formerly SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133), which amends SFAS No.133 and expands disclosures to include information about the fair value of derivatives, related credit risks and a company’s strategies and objectives for using derivatives. ASC 815-10 is effective for fiscal periods beginning on or after November 15, 2008. The Company has determined that ASC 815-10 does not materially affect, or is reasonably likely to materially affect its financial statements.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 4 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
(p)	Recent Accounting Pronouncements (Continued)

Effective January 1, 2009, the Company adopted ASC 815-40 (formerly Emerging Issues Task Force (“EITF”) Issue No. 07-05), Determining Whether an Instrument (or Embedded Feature) is indexed to an Entity’s Own Stock. ASC 815-40 addresses the determination of whether an instrument (or an embedded feature) is indexed to an entity’s own stock, which is the first part of the scope exception in paragraph 11(a) of FASB SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”). If an instrument (or an embedded feature) that has the characteristics of a derivative instrument under paragraphs 6—9 of SFAS 133 is indexed to an entity’s own stock, it is still necessary to evaluate whether it is classified in stockholders’ equity (or would be classified in stockholders’ equity if it were a freestanding instrument). Other applicable authoritative accounting literature, including Issues ASC 815-40 (formerly EITF 00-19), Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock, and ASC 815-40 (formerly EITF 05-2), The Meaning of “Conventional Debt Instrument” in Issue No. 00-19, provides guidance for determining whether an instrument (or an embedded feature) is classified in stockholders’ equity (or would be classified in stockholders’ equity if it were a freestanding instrument). The adoption of ASC 815-40 did not have a material effect on the condensed consolidated financial statement as of September 30, 2009.

On April 1, 2009, the FASB approved ASC 805-20 (formerly FSP FAS 141(R)-1), Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies, which amends Statement 141(R) and eliminates the distinction between contractual and non-contractual contingencies. Under ASC 805-20, an acquirer is required to recognize at fair value an asset acquired or liability assumed in a business combination that arises from a contingency if the acquisition-date fair value of that asset or liability can be determined during the measurement period. If the acquisition-date fair value cannot be determined, the acquirer applies the recognition criteria in ASC 450-10 (formerly SFAS No. 5, Accounting for Contingencies and Interpretation 14, “Reasonable Estimation of the Amount of a Loss — and interpretation of FASB Statement No. 5,”) to determine whether the contingency should be recognized as of the acquisition date or after it. The Company is currently evaluating the potential impact of adopting this statement.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 4 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
(p)	Recent Accounting Pronouncements (Continued)

ASC 320-10 (formerly FSP FAS 115-2 and FAS 124-2) amend the other-than-temporary impairment guidance in U.S. GAAP for debt securities to make the guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. It did not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. The Company is required to adopt this ASC for interim and annual reporting periods ending after June 15, 2009. This ASC does not require disclosures for periods presented for comparative purposes at initial adoption. This ASC requires comparative disclosures only for periods ending after initial adoption. The Company is currently evaluating the potential impact of adopting this statement.

On April 9, 2009, the FASB also approved ASC 825-10 (formerly FSP FAS 107-1 and APB 28-1), Interim Disclosures about Fair Value of Financial Instruments to require disclosures about fair value of financial instruments in interim period financial statements of publicly traded companies and in summarized financial information required by ASC 825-10, Interim Financial Reporting. The Company is required to adopt this ASC for interim and annual reporting periods ending after June 15, 2009. This ASC does not require disclosures for periods presented for comparative purposes at initial adoption. This ASC requires comparative disclosures only for periods ending after initial adoption. The Company is currently evaluating the potential impact of adopting this statement.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 5 — CONCENTRATIONS
(a)	Customers

The Company’s major customers accounted for the following percentages of total sales and accounts receivable as follows:

	Sales
	Three Months Ended		Accounts Receivable
	September 30,		September 30,	June 30,
Major Customers	2009	2008	2009	2009

Company A	5.4%	7.1%	2.5%	7%
Company B	4.5%	3.5%	2.5%	1%
Company C	3.6%	—	2.8%	7%
Company D	3.0%	—	2.7%	7%
Company E	2.5%	—	2.2%	7%
Company F	—	3.6%	—	4%
Company G	—	3.5%	—	—
(b)	Suppliers

The Company’s major suppliers accounted for the following percentages of total purchases and accounts payable as follows:

	Purchases
	Three Months Ended		Accounts Payable
	September 30,		September 30,	June 30,
Major Suppliers	2009	2008	2009	2009

Company I	6.9%	—	12.2%	8%
Company J	6.3%	9.4%	—%	3%
Company K	4.1%	4.8%	0.5%	—
Company L	2.7%	—	0.4%	—
Company M	2.5%	—	1.4%	—
Company N	—	7.5%	—	2%
Company O	—	3.8%	—	—
Company P	—	2.9%	—	—
NOTE 6 — INVENTORIES
Inventories are summarized as follows:

	September 30,	June 30,
	2009	2009
	(Unaudited)
Raw materials	$3,554,301	$6,186,654
Work-in-progress	614,218	580,377
Finished goods	1,357,990	1,084,102

Total inventories	$5,526,509	$7,851,133

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 7 — NOTES RECEIVABLE
Notes receivable consist of the following:

		September 30,	June 30,
		2009	2009
		(Unaudited)
Notes receivable from unrelated individuals:
Due December 30, 2009, interest at 10% per annum		$25,667	$25,640
Due December 30, 2009, interest at 10% per annum		21,938	21,915

Notes receivable from related individuals:
Due December 30, 2009, interest at 10% per annum	(a)	—	1,461
Due March 31, 2010, interest at 7.2% per annum	(b)	555,751	555,169

Bank acceptance notes:
Due July 30, 2009 (subsequently settled on its due date)		—	18,992
Due July 20, 2009 (subsequently settled on its due date)		—	137,988
Due October 22, 2009 (subsequently settled on its due date)		53,847	—
Due October 17, 2009 (subsequently settled on its due date)		21,938	—
Due January 7, 2010		43,875	—
Due March 29, 2010		14,186	—
Due March 8, 2010		7,313	—
Due March 18, 2010		7,313	—
Due December 4, 2009 (subsequently settled on its due date)		7,313	—
Due March 10, 2010		7,313	—
Due February 21, 2010		7,313	—
Due March 23, 2010		7,313	—
Due March 28, 2010		4,388	—
Due March 16, 2010		2,925	—
Due October 20, 2009 (subsequently settled on its due date)		43,864	—
Due October 20, 2009 (subsequently settled on its due date)		59,504	—

Total		$891,761	$761,165

Notes receivable from unrelated individuals are unsecured.

(a)	This note is due from Mr. Li Zengshan, who is a shareholder of the Company. The balance represents a loan from the Company which was unsecured.

(b)	This note is due from Mr. Jin Xin, who is a shareholder of the Company. The balance represents a loan from the Company which is unsecured.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 8 — DUE FROM RELATED PARTIES
(I)	Due From Related Parties

			September 30,	June 30,
			2009	2009
			(Unaudited)
Jin Ping	(b	)	$—	$14,584

Total due from related parties			$—	$14,584

(II)	Due To Related Parties

			September 30,	June 30,
			2009	2009
			(Unaudited)
Liu Dianjun	(c	)	$398,047	$403,475
Jin Xin	(a	)	275,757	395,406
Li Zengshan	(d	)	48,640	45,668
Jin Ping	(b	)	40,956	—

Total due to related parties			$763,400	$844,549

(III)	Due From Employees

			September 30,	June 30,
			2009	2009
			(Unaudited)
Current			$507,546	$103,869

Total due from employees	(e	)	$507,546	$103,869

(IV)	Due To Employees

			September 30,	June 30,
			2009	2009
			(Unaudited)
Current			$544,658	$616,719

Total due to employees	(f	)	$544,658	$616,719

(a)	Jin Xin is a shareholder of the Company and the chairman of Jinma, a subsidiary of the Company. The balance represents prepayments for goods paid by Jin Xin on behalf of the Company, which are unsecured, interest-free and collectible on demand.

(b)	Jin Ping is the brother of Jin Xin, also see (a). The receivable balance represented a traveling advance, which was unsecured, interest-free and collectible on demand. The payable balance represents business related expenses paid by Jin Ping on behalf of the Company, which is unsecured, interest-free and has no fixed repayment term.

(c)	Liu Dianjun is a 54% shareholder and chairman of the Company. The balances represent money advanced from Liu Dianjun, which are interest-free, unsecured and have no fixed repayment term.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 8 — DUE FROM RELATED PARTIES (CONTINUED)

(d)	Li Zengshan is a shareholder of the Company and the chairman of Huaxin, a subsidiary of the Company. The balances represent an unpaid dividend, which is interest-free, unsecured and has no fixed repayment term.

(e)	Due from employees are interest-free, unsecured and have no fixed repayment terms. The Company provides these advances for business-related purposes only, including for the purchases of raw materials and business-related travel in the ordinary course of business.

(f)	Due to employees are interest-free, unsecured and have no fixed repayment terms. The amounts primarily represent business and traveling related expenses paid by sales personnel on behalf of the Company.
NOTE 9 — LAND USE RIGHTS
Land use rights consist of the following:

	September 30,	June 30,
	2009	2009
	(Unaudited)
Cost of land use rights	$1,082,192	$1,082,192
Less: Accumulated amortization	(121,806)	(116,172)

Land use rights, net	$960,386	$966,020

Amortization expense for the three months ended September 30, 2009 and 2008 was $5,634 and $5,616 respectively.
Amortization expense for the next five years and thereafter is as follows:

2010 (nine months)	$16,904
2011	22,539
2012	22,539
2013	22,539
2014	22,539
Thereafter	853,326

Total	$960,386

Two land use rights with an aggregate net book value of $54,261 and $53,170 as of September 30, 2009 and June 30, 2009, respectively, were registered in the names of two management members of the Company. The Company’s legal counsel has confirmed the ownership of these two land use rights by the Company. The Company estimates that the application for the transfer of the certificates of these two land use rights will be completed by in June, 2010. These two land use rights were pledged as collateral for bank loans borrowed by Li Zengshan and Liu Dianjun (both are shareholders of the Company) in the amounts of $426,430 and $81,075, respectively. Also see Note 16.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 9 — LAND USE RIGHTS (CONTINUED)
As of September 30, 2009 and June 30, 2009, the net book value of land use rights pledged as collateral for bank loans were $975,337 and $752,059, respectively. Also see Note 11.
NOTE 10 — PLANT AND EQUIPMENT
Plant and equipment consist of the following:

	September 30,	June 30,
	2009	2009
	(Unaudited)
At cost:
Buildings	$2,508,495	$2,505,871
Machinery and equipment	1,010,074	988,414
Office equipment	44,695	40,279
Motor vehicles	396,482	301,104

	3,959,746	3,835,668

Less : Accumulated depreciation
Buildings	(357,941)	(336,677)
Machinery and equipment	(532,373)	(507,106)
Office equipment	(28,955)	(27,282)
Motor vehicles	(229,397)	(223,840)

	(1,148,666)	(1,094,905)

Plant and equipment, net	$2,811,080	$2,740,763

Depreciation expense for the three months ended September 30, 2009 and 2008 was $52,588 and $58,253 respectively.
As of September 30, 2009, the legal title to five motor vehicles and two office buildings with a total net book value of $145,389 and $655,056 were registered in the names of management members of the Company. The Company’s legal counsel has confirmed the ownership of the motor vehicles and office buildings by the Company. The transfer of one of the five motor vehicles with a net book value of $95,063 was subsequently completed on October 27, 2009. The Company estimates the transfer of the legal titles of the other four motor vehicles will be completed by the end of June, 2010.
Two office buildings were pledged as collateral for bank loans borrowed by Li Zengshan and Liu Dianjun (both are shareholders of the Company) in the amounts of $426,430 and $81,075, respectively. Also see Note 16.
Application for ownership certificates of eleven buildings with a net book value of $905,776 is in progress. The Company’s legal counsel has confirmed the ownership of the eleven buildings by the Company. The application for the certificates of the buildings is expected to be completed in June, 2010.
As of September 30, 2009 and June 30, 2009, the net book value of plant and equipment pledged as collateral for bank loans was $585,001 and $993,461, respectively. Also see Note 11.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 11 — SHORT-TERM BANK LOANS
Short-term bank loans consist of the following:

	September 30,	June 30,
	2009	2009
	(Unaudited)
Loans from Weifang City Commercial Bank:

Monthly interest only payments at 7.97% per annum, due May 14, 2010, secured by a land use right owned by the Company. Also see Note 9. (Subsequently repaid on August 16, 2009 in advance)	$—	$292,194

Loans from Rural Credit Cooperative:

Monthly interest only payments at 7.97% per annum, due April 20, 2010, guaranteed by Weifang Tongxin Precision Rubber Products Co., Ltd. and Weifang Dachang Energy-Saving Equipment Co., Ltd.	131,625	131,487

Loans from Bank of Communications

Monthly interest only payments at 8.22% per annum, due July 22, 2009, secured by a land use right owned by the Company. Also see Note 9. (subsequently repaid on its due date)	—	464,589

Monthly interest only payments at 8.22% per annum, due July 22, 2009, secured by a building owned by the Company. Also see Notes 9 and 10. (subsequently repaid on its due date)	—	993,461

Monthly interest only payments at 5.84% per annum, due July 23, 2010, secured by a land use right owned by the Company and guaranteed by a shareholder, Liu Dianjun. Also see Note 9.	146,250	—

Monthly interest only payments at 5.84% per annum, due July 23, 2010, secured by a building owned by the Company and guaranteed by a shareholder, Liu Dianjun. Also see Note 10.	585,001	—

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 11 — SHORT-TERM BANK LOANS (CONTINUED)

	September 30,	June 30,
	2009	2009
	(Unaudited)
Loans from Weifang Commercial Bank

Monthly interest only payments at 9.7% per annum, due August 16, 2009, guaranteed by Weifang Hengyuan Oil Pump & Oil Fitting Co., Ltd. (subsequently repaid on its due date)	$—	$292,194

Monthly interest only payments at 7.43% per annum, due June 17, 2010, guaranteed by Weifang Hengyuan Oil Pump & Oil Fitting Co., Ltd.	292,500	—

Monthly interest only payments at 7.43% per annum, due July 27, 2010, guaranteed by Weifang Hengyuan Oil Pump & Oil Fitting Co., Ltd.	585,001	—

Loans from Industrial and Commercial Bank of China:

Monthly interest only payments at 5.84% per annum, due May 6, 2010, secured by a land use right owned by the Company. Also see Note 9.	511,876	511,340

Monthly interest only payments at 5.84% per annum, due April 20, 2010, secured by land use right owned by the Company. Also see Note 9.	73,125	73,049

Loans from China Construction Bank:

Monthly interest only payments at 5.84% per annum, due September 2, 2010, borrowed by Hengyuan, guaranteed by a shareholder, Liu Dianjun and Xinde.	731,250	—

Total	$3,056,628	$2,758,314

Interest expense for short-term bank loans for the three months ended September 30, 2009 and 2008 was $114,134 and $102,547, respectively.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 12 — NOTES PAYABLE
Notes payable consist of the following:

			September 30,	June 30,
			2009	2009
			(Unaudited)
Notes payable to an unrelated individual:

Due January 21, 2010, interest at 10% per annum			$42,413	$42,368
Due December 30, 2009, interest at 10% per annum			99,752	131,487

Subtotal			142,165	173,855

Notes payable to related individuals:

Due May 12, 2010, interest at 5.76% per annum (subsequently settled in advance)	(a	)	—	29,219
Due May 12, 2010, interest at 5.76% per annum	(a	)	32,500	32,466
Due December 30, 2009, interest at 10% per annum	(b	)	95,063	94,963
Due November 4, 2009, interest at 10% per annum (subsequently settled on its due date)	(b	)	109,688	—
Due August 4, 2010, interest at 6.91% per annum	(b	)	63,769	—

Subtotal			301,020	156,648

Bank acceptance notes:

Due March 11, 2010			438,749	—
Due August 2, 2009 (subsequently settled on its due date)			—	438,293

Subtotal			438,749	438,293

Total			$881,934	$768,796

(a)	The notes are or were due to Mr. Liu Dianjun, who is a 54% shareholder of the Company. The current balance represents a loan to the Company which is unsecured.

(b)	This note is due to Mr. Li Zengshan, who is a shareholder of the Company. The current balance represents a loan to the Company which is unsecured.
Notes payable to an unrelated individual and related individuals are unsecured.
All the bank acceptance notes are subject to bank charges of 0.005% of the principal as commission on each transaction. Bank charges for notes payable were $22 for the three months ended September 30, 2009.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 13 — LONG -TERM DEBT
Long-term debt consists of the following:

			September 30,	June 30,
			2009	2009
			(Unaudited)
Notes payable to related individuals:
Due August 4, 2014, monthly interest payment is 6.91% per annum. Principal is repaid every month in 60 equal installments from August 4, 2009	(b	)	$362,661	$—
Due May 12, 2013, interest at 5.76% per annum (subsequently settled in advance)	(a	)	—	76,505
Due May 12, 2012, monthly interest payment is 5.76% per annum. Principal is repaid every month in 108 equal installments from May 15, 2003	(a	)	48,575	55,861

Total			$411,236	$132,366

(a)	The notes are due to Mr. Liu Dianjun, who is a 54% shareholder of the Company. The balances represent loans to the Company to support business operations.

(b)	This note is due to Mr. Li Zengshan, who is a shareholder of the Company. The balance represents a loan to the Company to support business operations.
Notes payable to related individuals are unsecured.
NOTE 14 — TAXES
(a)	Corporation Income Tax (“CIT”)

On March 16, 2007, the National People’s Congress of China approved the Corporate Income Tax Law of the People’s Republic of China (the “new CIT law”), which went into effective on January 1, 2008. In accordance with the relevant tax laws and regulations of PRC, the applicable corporate income tax rate for Hengyuan is 25%. In 2009 and 2008, Jinma and Huaxin were defined by the local tax bureau as tax payers subject to the “Verification Collection” method, according to which the amount of income taxes paid is determined by the local tax bureau based on certain criteria instead of applying the CIT rate of 25%. Therefore, the amount of income tax assessed for Jinma and Huaxin under this Verification Collection method differed from the normal computation by applying the CIT rate of 25%.

Effective January 1, 2007, the Company adopted ASC 740-10, Accounting for Uncertainty in Income Taxes (formerly “FIN 48”, an interpretation of FASB statement No. 109), Accounting for Income Taxes. The interpretation addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 14 — TAXES (CONTINUED)
Under ASC 740-10, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. ASC 740-10 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. As of September 30, 2009, the Company does not have a liability for unrecognized tax benefits.
The Company’s income tax expense for the three months ended September 30, 2009 and 2008 are summarized as follows:

	September 30, 2009	September 30, 2008
	(Unaudited)	(Unaudited)
Current:
Provision for CIT	$738,727	$415,614

	738,727	415,614

Deferred:
Provision for CIT	(11,090)	41,931

	(11,090)	41,931

Income tax expenses	$727,637	$457,545

The Company’s income tax expense differs from the “expected” tax expense for the three months ended September 30, 2009 and 2008 (computed by applying the CIT rate of 25% percent to income before income taxes) as follows:

	September 30, 2009	September 30, 2008
	(Unaudited)	(Unaudited)
Computed “expected” expense	$1,288,593	$368,657
Permanent difference	(22,253)	—
Favorable tax rates	(538,703)	88,888

Income tax expense	$727,637	$457,545

The tax effects of temporary differences that give rise to the Company’s net deferred tax assets and liabilities as of September 30, 2009 and June 30, 2009 are as follows:

	September 30, 2009	June 30, 2009
	(Unaudited)
Deferred tax assets:
Current portion:
Sales	$1,270	$15,621
Bad debt provision	30,253	20,694
Expenses	72,294	54,703

Subtotal	$103,817	$91,018

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 14 — TAXES (CONTINUED)

	September 30, 2009	June 30, 2009
	(Unaudited)
Deferred tax liabilities:
Current portion:
Sales cut-off	$(29,434)	$(19,065)
Others	(19,238)	(19,218)

Subtotal	(48,672)	(38,283)

Net deferred tax assets — current portion	55,145	52,735

Deferred tax assets:
Non-current portion:
Depreciation	107,167	96,937
Amortization	24,285	25,835

Subtotal	131,452	122,772

Net deferred tax assets — non-current portion	131,452	122,772

Total net deferred tax assets	$186,597	$175,507

(b)	Value Added Tax (“VAT”)

Enterprises or individuals, who sell commodities, engage in repair and maintenance or import or export goods in the PRC are subject to a value added tax in accordance with Chinese Laws. The value added tax standard rate is 17% of the gross sale price and the Company records its revenue net of VAT. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company’s finished products can be used to offset the VAT due on the sales of the finished products.

On January 1, 2002, the export policy of VAT “Exemption, Credit and Refund” began to apply to all exports by manufacture-based enterprises. In accordance with this policy, exported goods are exempted from output VAT and the input VAT charged for purchases of the raw materials, components and power consumed for the production of the exported goods may be refunded. The refund rates of diesel engine related products applicable to the company are from 13% to 17%.

The VAT payable of $6,196,860 and $89,611 at September 30 and June 30, 2009, respectively, are included in other payables in the accompanying condensed consolidated balance sheets.
NOTE 15 — DIVIDEND
For the three months ended September 30, 2008, the Company declared and paid cash dividends of $355,361.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 16 — CONTINGENCIES
On May 15, 2003, Hengyuan entered into a guarantee contract to serve as guarantor for the bank loans borrowed by Mr. Liu Dianjun, a 54% shareholder of Xinde, from Industrial and Commercial Bank of China with a guarantee amount of $81,075. Under this guarantee contract, a land use right and a office building of Hengyuan were pledged for the bank loans. (Also see Notes 9 and 10)
On August 4, 2009, Hengyuan entered into a guarantee contract to serve as guarantor for bank loans borrowed by Mr. Li Zengshan, the 8% shareholder of Xinde, from the Industrial and Commercial Bank of China with a guarantee amount of $426,430. Under this guarantee contract, a land use right and a office building of Hengyuan were pledged for the bank loans. (Also see Notes 9 and 10)
The Company offers warranties on its products for periods between three and six months after the sale. The Company does not estimate and accrue a warranty reserve because warranty claims have historically been infrequent and insignificant. Warranty expenses related to product sales are charged to the condensed consolidated statements of income and comprehensive income in the period in which warranty claims occur. During the periods ended September 30, 2009 and 2008, warranty expense was $38,650 and $65,171, respectively, and is included in selling and marketing expenses in the accompanying condensed consolidated statements of income and comprehensive income.
NOTE 17 — SUBSEQUENT EVENTS
Jolly Promise Limited (“JPL”) was incorporated under the laws of the British Virgin Islands (“BVI”) on July 2, 2008 and is a wholly-owned subsidiary of Welldone Pacific Limited. (“WPL”), a BVI registered company.
On August 6, 2009, JPL entered into a share exchange agreement with the shareholder of Hong Kong Sindhi Fuel Injection Co., Ltd. (“HKSIND”), a company incorporated in Hong Kong. Pursuant to the share exchange agreement, JPL acquired all of the issued and outstanding common stock of HKSIND. As a result of the share exchange, HKSIND became a wholly-owned subsidiary of JPL.
On October 24, 2009, HKSIND established a new company, Weifang Huajie Fuel Injection System Co., Ltd. (“Huajie”), as the sole shareholder under the laws of PRC.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)
NOTE 17 — SUBSEQUENT EVENTS (CONTINUED)
On November 13, 2009, all the shareholders of Xinde entered into a share exchange agreement with Weifang Huajie Fuel Injection System Co., Ltd. (“Huajie”) to transfer all the shares of Xinde to Huajie for $116,418 in cash. Huajie is a new company established under the laws of the PRC solely by Hong Kong Sindhi Fuel Injection Co., Ltd. (“HKSIND”), a company incorporated in Hong Kong, on October 24, 2009. As a result of the share exchange, Xinde became a wholly-owned subsidiary of Huajie. Huajie and Xinde only act as holding companies with no operations or expenses, and therefore, the business of the Company will continue to be that of Xinde’s wholly-owned subsidiaries, Hengyuan, Jinma and Huaxin.
On December 28, 2009, Wasatch Food Services Inc. (“WTFS”) executed a share exchange agreement by and between Wasatch Food Services Inc., Jolly Promise Limited, a British Virgin Islands (“BVI”) corporation (the “JPL”) and Welldone Pacific Limited., a British Virgin Islands Company which owns 100% of JPL (the “JPL’s shareholder”). Under the share exchange agreement, at the closing on December 28, 2009, the WTFS issued 42,000,000 shares of its common stock, representing 70% of the WTFS’s issued and outstanding common stock after giving effect to the cancellation of 13,038,692 shares on December 28, 2009, to JPL’s shareholder in exchange for 100% of the common stock of JPL. After the closing of the transaction, WTFS had a total of 60,000,000 shares of common stock issued and outstanding, with JPL’s shareholder owning 70% of the total issued and outstanding shares of WTFS’s common stock, and the balance held by those who held shares of WTFS’s common stock prior to the closing of the exchange. This share exchange transaction resulted in JPL’s shareholder obtaining a majority voting interest in WTFS.